UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

December 7, 2004

DREYER’S GRAND ICE CREAM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50325	02-0623497
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5929 College Avenue
Oakland, California 94618
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(510) 652-8187

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 7, 2004, Gene Kulzer, the Controller for Dreyer’s Grand Ice Cream Holdings, Inc., resigned effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREYER’S GRAND ICE CREAM HOLDINGS, INC.
	By:	/s/ Mark LeHocky
		Name:	Mark LeHocky
Date: December 13, 2004		Title:	Vice President, General Counsel and Secretary